Exhibit 10.1

EXECUTION VERSION

OMNIBUS AMENDMENT TO LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT, dated as of May 4, 2026 (this “Amendment”), among Phillip Street Middle Market Lending Investments LLC, as the borrower (the “Borrower”), Phillip Street BDC LLC, as the collateral manager (the “Collateral Manager”), and Ally Bank, as the arranger (the “Arranger”), as the administrative agent (the “Administrative Agent”) and as the swingline lender (the “Swingline Lender”).

WHEREAS, the Borrower, the Collateral Manager, the Arranger, the Swingline Lender, the other Lenders from time to time parties thereto, the Administrative Agent, Phillip Street BDC LLC, as the transferor, Phillip Street Middle Market Lending Investment Holdings LLC, as the equityholder and State Street Bank and Trust Company, as the collateral custodian, are party to the Loan, Security and Collateral Management Agreement, dated as of February 10, 2023 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Collateral Manager, Fund and Transferor has changed its name from Phillip Street Middle Market Lending Fund LLC to Phillip Street BDC LLC;

WHEREAS, the parties hereto desire to amend the Loan Agreement in accordance with Section 12.1 of the Loan Agreement and subject to the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments to the Loan Agreement.

SECTION 2.1. Amendments. All Transaction Documents are hereby amended as follows, to the extent applicable: deleting all references to “Phillip Street Middle Market Lending Fund LLC” and inserting “Phillip Street BDC LLC” in lieu thereof.

ARTICLE III

Representations and Warranties.

SECTION 3.1. Each of the Borrower and the Collateral Manager hereby represents and warrants to each other party hereto that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement and the other Transaction Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective upon the satisfaction of each of the following conditions:

(a)
the execution and delivery of this Amendment by each party hereto; and
(b)
all reasonable and documented out-of-pocket fees (including reasonable and documented out-of-pocket attorneys’ fees and disbursements) due to the Administrative Agent on or prior to the effective date of this Amendment shall have been paid in full.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts (including by electronic means, .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000, including Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Borrower and reasonably available at no undue burden or expense to the other parties hereto, as applicable), all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. No party hereto or to the Loan and Security Agreement shall have a duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

SECTION 5.5. Electronic Signatures. The words “execution,” “signed,” “signature,” and words of similar import herein shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 5.6. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

PHILLIP STREET MIDDLE MARKET LENDING INVESTMENTS LLC, as

Borrower

By: Phillip Street BDC LLC, its Designated Manager

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Authorized Signatory

[Signature Page to Omnibus Amendment to Loan, Security and Collateral Management Agreement (T-Corp)]

PHILLIP STREET BDC LLC, as Collateral Manager

By:	/s/ Tucker Greene
Name: Tucker Greene
Title: Authorized Signatory

[Signature Page to Omnibus Amendment to Loan, Security and Collateral Management Agreement (T-Corp)]

ALLY BANK, as Administrative Agent, as Swingline Lender and as Arranger

By:	/s/ Austin Blake
Name: Austin Blake
Title: Authorized Signatory

[Signature Page to Omnibus Amendment to Loan, Security and Collateral Management Agreement (T-Corp)]

ALLY BANK, as a Lender

By:	/s/ Austin Blake
Name: Austin Blake
Title: Authorized Signatory

[Signature Page to Omnibus Amendment to Loan, Security and Collateral Management Agreement (T-Corp)]